UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below relating to the Cooperation Agreement (as defined below) is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the Board of Directors (the “Board”) of OptiNose, Inc. (the “Company”) increased the size of the Board from eight (8) to nine (9) members and, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed R. John Fletcher as a member of the Board, effective immediately. Mr. Fletcher was appointed as a Class III director with an initial term expiring at the Company’s 2023 annual meeting of stockholders.

Mr. Fletcher will be compensated for his service on the Board in accordance with the Company’s non-employee director compensation policy. In connection therewith, Mr. Fletcher will receive an initial grant of an option to purchase 64,000 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s common stock on the date of grant, April 26, 2022. The option will vest and become exercisable over a three-year period commencing on April 26, 2022, with thirty-three percent (33%) of the option vesting and becoming exercisable on April 26, 2023, and the balance vesting in equal monthly installments (rounded down to the nearest whole share) over the remaining two years of the three-year period, subject to Mr. Fletcher’s continued service with the Company. Additionally, Mr. Fletcher entered into the Company’s standard indemnification agreement for directors and officers, the form of which was filed as an exhibit to the Company’s registration statement on Form S-1 (Registration No. 333-220515), and will be covered by the Company’s directors’ and officers’ insurance policy.

Mr. Fletcher was nominated by M. Kingdon Offshore Master Fund L.P., Velan Capital Partners LP and certain other affiliated investors and was appointed to the Board in connection with a Cooperation Agreement entered into by the Company and such investors (collectively, the “Investor Group”) on April 25, 2022 (the “Cooperation Agreement”). Other than as set forth herein, there is no arrangement or understanding between Fletcher and any other person pursuant to which Mr. Fletcher was appointed as a director. There are no relationships or transactions in which Mr. Fletcher has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

The Cooperation Agreement (i) provides that if, prior to the Expiration Date (as defined below), Mr. Fletcher resigns, refuses or is unable to serve or fulfill his duties as director, then, subject to certain conditions, the Investor Group may recommend a person to be a replacement director who qualifies as independent, has the relevant financial and business experience to be a director of the Company and is reasonably acceptable to the Board; (ii) contains certain standstill provisions applicable to the Investor Group prohibiting the Investor Group from making certain director nominations, shareholder proposals and other enumerated actions during the period commencing on the date of the Cooperation Agreement until the earliest of the Expiration Date and certain other termination events set forth in the Cooperation Agreement (the “Restricted Period”); (iii) contains certain mutual non-disparagement obligations during the Restricted Period; (iv) provides that the Investor Group will vote at the Company’s 2022 annual meeting of stockholders in favor of the election of all the director nominees recommended for election by the Board and otherwise in accordance with the Board’s recommendation on all other proposals, subject to certain limited exceptions; and (v) provides that the Company will not increase the size of the Board or change the composition of any Board committees, subcommittee or working groups, except pursuant to certain specified exceptions.

The Cooperation Agreement terminates upon the earlier of (i) the date that is thirty (30) days prior to the expiration of the Company’s advance notice period for the nomination of directors at the Company’s 2023 annual meeting of stockholders and (ii) one hundred twenty (120) days prior to the first anniversary of the Company’s 2022 annual meeting of stockholders (the “Expiration Date”).

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

On April 26, 2022, the Company issued a press release announcing the appointment of R. John Fletcher to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

* * *

The information included in Item 7.01 (including Exhibit 99.1) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Optinose filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, dated April 25, 2022, by and among OptiNose, Inc. M. Kingdon Offshore Master Fund L.P., Velan Capital Partners LP and certain other affiliated investors listed therein
99.1	Press release, dated April 26, 2022, issued by Optinose, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: April 26, 2022